EXHIBIT 99.1

Contacts:

Investor Relations: Gary Kohn, (303) 967-8276, gary.kohn@firstdata.com

Media Relations: Colin Wheeler, (303)-967-6553, colin.wheeler@firstdata.com

FIRST DATA REPORTS SECOND QUARTER RESULTS

Western Union Money Transfer Reports 20% Transaction Growth

DENVER, JULY 15, 2005 - First Data Corp. (NYSE: FDC) today reported second quarter earnings of $0.50 per share. Results included $0.04 of Concord integration expenses as well as $0.02 of other charges. Revenue grew 3% to $2.6 billion and operating margin was 21.5%.

During the quarter, 7.9 million shares were repurchased for $304 million at an average price of $38.47, leaving an authorized $1.6 billion in the company’s buyback program.

“We continue to deliver on our strategy to process any payment, from any device, at any time, to any account. We generated strong results in the second quarter, and with the Concord integration activities almost behind us, we are very excited about the rest of the year,” said Charlie Fote, chairman and chief executive officer.

Conference Call and Webcast

Charlie Fote, chairman and chief executive officer; Kim Patmore, executive vice president and chief financial officer; and Gary Kohn, vice president of Investor Relations will host a conference call today at 8:00 a.m. EDT to discuss the company’s second quarter results. The conference call can be accessed by calling 888-831-9087 in the U.S. or +1-210-234-8001 internationally and passcode: FDC. A broadcast of the call will be available on the company’s Web site at www.firstdata.com. Interested parties are encouraged to click on the webcast link 10-15 minutes prior to the start of the conference call. The call will be open to the public.

A replay of the conference call and the webcast will be available one hour after the call concludes through 5:00 p.m. EDT July 22, 2005. The replay of the call is available at 866-361-4936 in the U.S. or +1-203-369-0184 internationally (no passcode required), and a replay of the webcast is available at www.firstdata.com.

Please note: All statements made by First Data officers on this call are the property of First Data and subject to copyright protection. Other than the replay, First Data has not authorized, and disclaims responsibility for, any recording, replay or distribution of any transcription of this call.

# # # # #

About First Data

First Data Corp. (NYSE: FDC) is a leading provider of electronic commerce and payment solutions for businesses and consumers worldwide. Serving 4.1 million merchant locations, 1,400 card issuers and millions of consumers, First Data powers the global economy by making it easy, fast and secure for people and businesses around the world to buy goods and services using virtually any form of payment. The company’s portfolio of services and solutions includes credit, debit, private-label, smart and stored-value card issuing and merchant transaction processing services; money transfer services; money orders; fraud protection and authentication solutions; check guarantee and verification services through TeleCheck; as well as Internet commerce and mobile solutions. Western Union and its subsidiary, Orlandi Valuta, together make up one of the world’s largest money transfer networks with approximately 233,000 Agent locations in more than 200 countries and territories. The company’s STAR Network offers PIN-secured debit acceptance at 1.7 million ATM and retail locations. For more information, visit www.firstdata.com.

Notice to Investors, Prospective Investors and the Investment Community

Cautionary Information Regarding Forward-Looking Statements

Statements in this press release regarding First Data Corporation’s business which are not historical facts, including the revenue and earnings projections, are “forward-looking statements.” All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected. Important factors upon which the Company’s forward-looking statements are premised include: (a) no unanticipated developments that delay or negatively impact the integration of Concord EFS, Inc. according to the Company’s integration plans, including its plans to integrate IT systems, eliminate duplicative overhead and costs, and retain customers and critical employees; (b) continued growth at rates approximating recent levels for card-based payment transactions, consumer money transfer transactions and other product markets; (c) successful conversions under service contracts with major clients; (d) renewal of material contracts in the Company’s business units consistent with past experience; (e) timely, successful and cost-effective implementation of processing systems to provide new products, improved functionality and increased efficiencies; (f) successful and timely integration of significant businesses and technologies acquired by the Company and realization of anticipated synergies; (g) continuing development and maintenance of appropriate business continuity plans for the Company’s processing systems based on the needs and risks relative to each such system; (h) absence of further consolidation among client financial institutions or other client groups which has a significant impact on FDC client relationships and no material loss of business from significant customers of the Company; (i) achieving planned revenue growth throughout the Company, including in the merchant alliance program which involves several joint ventures not under the sole control of the Company and each of which acts independently of the others, and successful management of pricing pressures through cost efficiencies and other cost management initiatives; (j) successfully managing the credit and fraud risks in the Company’s business units and the merchant alliances, particularly in the context of the developing e-commerce markets; (k) anticipation of and response to technological changes, particularly with respect to e-commerce; (l) attracting and retaining qualified key employees; (m) no unanticipated changes in laws, regulations, credit card association rules or other industry standards affecting FDC’s businesses which require significant product redevelopment efforts, reduce the market for or value of its products or render products obsolete; (n) continuation of the existing interest rate environment so as to avoid increases in agent fees related to Payment Services’ products and increases in interest on the Company’s borrowings; (o) absence of significant changes in foreign exchange spreads on retail money transfer transactions, particularly in high-volume corridors, without a corresponding increase in volume or consumer fees; (p) continued political stability in countries in which Western Union has material operations; (q) implementation of Western Union agent agreements with governmental entities according to schedule and no interruption of relations with countries in which Western Union has or is implementing material agent agreements; (r) no unanticipated developments relating to previously disclosed lawsuits, investigations or similar matters; (s) no catastrophic events that could impact the

Company’s or its major customer’s operating facilities, communication systems and technology or that has a material negative impact on current economic conditions or levels of consumer spending; (t) no material breach of security of any of our systems; and (u) successfully managing the potential both for patent protection and patent liability in the context of rapidly developing legal framework for expansive software patent protection.

FIRST DATA CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

(in millions, except per share amounts)

	Three Months Ended June 30,
	2005	2004	Change
Revenues:
Transaction and processing service fees:
Payment Services	$1,039.7	$904.9	15%
Merchant Services	760.6	734.4	4%
Check verification and guarantee services	92.3	102.8	-10%
Card Issuing Services	396.2	429.0	-8%
All other	31.3	29.4	6%
Investment income, net	(14.7)	47.0	NM
Professional services	22.0	26.0	-15%
Software licensing and maintenance	15.1	16.3	-7%
Product sales and other	110.7	96.0	15%
Reimbursable postage and other	158.3	143.3	10%

	2,611.5	2,529.1	3%

Expenses:
Cost of services	1,403.7	1,284.4	9%
Cost of products sold	58.6	57.6	2%
Selling, general and administrative	408.1	419.3	-3%
Reimbursable postage and other	158.3	143.3	10%
Other operating expenses:
Restructuring, net	10.2	4.6	NM
Impairments	0.2	1.2	NM
Litigation and regulatory settlements	—	15.4	NM
Other	11.4	—	NM

	2,050.5	1,925.8	6%

Operating profit	561.0	603.3	-7%

Other income (expense):
Interest income	4.6	5.8	-21%
Interest expense	(55.0)	(31.0)	77%
Investment gains and (losses)	(0.6)	(0.4)	NM
Divestitures, net	0.2	—	NM

	(50.8)	(25.6)	NM

Income before income taxes, minority interest, equity earnings in affiliates and discontinued operations	510.2	577.7	-12%

Income taxes	130.6	126.9	3%

Minority interest	(37.1)	(28.4)	31%
Equity earnings in affiliates	49.4	41.5	19%

Income from continuing operations	391.9	463.9	-16%

Income from discontinued operations, net of taxes of $0 and $6.9, respectively (a)	—	2.1	NM

Net income	$391.9	$466.0	-16%

Earnings per share from continuing operations:
Basic	$0.51	$0.54	-6%
Diluted	$0.50	$0.53	-6%

Earnings per share:
Basic	$0.51	$0.54	-6%
Diluted	$0.50	$0.53	-6%

Weighted-average shares outstanding:
Basic	774.1	866.0	-11%
Diluted	782.8	881.9	-11%

Shares outstanding at end of period	771.6	857.5	-10%

(See accompanying notes)

FIRST DATA CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

(in millions, except per share amounts)

	Six Months Ended June 30,
	2005	2004	Change
Revenues:
Transaction and processing service fees:
Payment Services	$2,016.2	$1,758.0	15%
Merchant Services	1,443.3	1,309.3	10%
Check verification and guarantee services	186.3	200.6	-7%
Card Issuing Services	806.0	808.0	0%
All other	63.5	68.6	-7%
Investment income, net	(27.3)	96.9	NM
Professional services	43.8	48.6	-10%
Software licensing and maintenance	28.2	32.0	-12%
Product sales and other	212.9	172.2	24%
Reimbursable postage and other	318.5	293.3	9%

	5,091.4	4,787.5	6%

Expenses:
Cost of services	2,755.3	2,467.8	12%
Cost of products sold	118.2	104.5	13%
Selling, general and administrative	798.6	776.1	3%
Reimbursable postage and other	318.5	293.3	9%
Other operating expenses:
Restructuring, net	10.2	36.8	NM
Impairments	(0.8)	6.9	NM
Litigation and regulatory settlements	0.1	15.4	NM
Other	11.4	25.0	NM

	4,011.5	3,725.8	8%

Operating profit	1,079.9	1,061.7	2%

Other income (expense):
Interest income	9.5	11.2	-15%
Interest expense	(103.1)	(62.1)	66%
Investment gains and (losses)	22.2	(2.2)	NM
Divestitures, net	6.5	265.1	NM

	(64.9)	212.0	NM

Income before income taxes, minority interest, equity earnings in affiliates and discontinued operations	1,015.0	1,273.7	-20%

Income taxes	274.0	345.5	-21%

Minority interest	(67.8)	(56.7)	20%
Equity earnings in affiliates	93.2	72.3	29%

Income from continuing operations	766.4	943.8	-19%

Income from discontinued operations, net of taxes of $0 and $9.6, respectively (a)	—	5.7	NM

Net income	$766.4	$949.5	-19%

Earnings per share from continuing operations:
Basic	$0.98	$1.15	-15%
Diluted	$0.97	$1.13	-14%

Earnings per share:
Basic	$0.98	$1.15	-15%
Diluted	$0.97	$1.13	-14%

Weighted-average shares outstanding:
Basic	783.9	823.4	-5%
Diluted	793.3	837.0	-5%

Shares outstanding at end of period	771.6	857.5	-10%

(See accompanying notes)

FIRST DATA CORPORATION

SUMMARY SEGMENT DATA

(Unaudited)

(in millions)

	Three Months Ended June 30,
	2005	2004	Change
Revenues:
Payment Services	$1,088.9	$1,010.4	8%
Merchant Services	1,024.2	996.6	3%
Card Issuing Services	598.3	597.6	0%

Subtotal segment revenues	2,711.4	2,604.6	4%
All Other and Corporate	53.2	63.2	-16%

	2,764.6	2,667.8	4%

Adjustments for items included in segment and All Other and Corporate revenues: (b)
Equity earnings in affiliates (c)	(58.2)	(50.6)	15%
Interest income	(4.6)	(5.8)	-21%
Eliminations (e)	(90.3)	(82.3)	NM

Consolidated revenue	$2,611.5	$2,529.1	3%

Operating profit: (f)
Payment Services	$339.1	$340.9	-1%
Merchant Services	237.6	238.5	0%
Card Issuing Services	118.7	134.5	-12%

Subtotal segment operating profit	695.4	713.9	-3%
All Other and Corporate	(33.4)	(24.6)	-36%

	662.0	689.3	-4%

Adjustments for items included in segment and All Other and Corporate operating profit: (b)
Equity earnings in affiliates	(49.4)	(41.5)	19%
Minority interest from segment operations (g)	37.1	36.3	2%
Eliminations (e)	(62.3)	(53.8)	NM
Interest expense	(55.0)	(31.0)	77%
Items excluded from segment operations (h)	(22.2)	(21.6)	NM

Income before income taxes, minority interest, equity earnings in affiliates and discontinued operations	$510.2	$577.7	-12%

Depreciation & Amortization:

Payment Services	$27.6	$25.1	10%
Merchant Services	94.7	98.9	-4%
Card Issuing Services	65.8	63.6	3%
All Other and Corporate	6.8	6.5	5%

Consolidated depreciation & amortization	$194.9	$194.1	0%

(See accompanying notes)

FIRST DATA CORPORATION

SUMMARY SEGMENT DATA

(Unaudited)

(in millions)

	Six Months Ended June 30,
	2005	2004	Change
Revenues:
Payment Services	$2,112.4	$1,968.6	7%
Merchant Services	1,959.2	1,740.7	13%
Card Issuing Services	1,201.5	1,155.6	4%

Subtotal segment revenues	5,273.1	4,864.9	8%
All Other and Corporate	114.9	127.8	-10%

	5,388.0	4,992.7	8%

Adjustments for items included in segment and All Other and Corporate revenues: (b)
Equity earnings in affiliates (c)	(110.9)	(89.3)	24%
Interest income	(9.5)	(11.2)	-15%
Divested business (d)	—	58.1	NM
Eliminations (e)	(176.2)	(162.8)	NM

Consolidated revenue	$5,091.4	$4,787.5	6%

Operating profit: (f)

Payment Services	$653.4	$669.5	-2%
Merchant Services	422.8	392.3	8%
Card Issuing Services	227.5	232.4	-2%

Subtotal segment operating profit	1,303.7	1,294.2	1%
All Other and Corporate	(49.1)	(42.7)	-15%

	1,254.6	1,251.5	0%

Adjustments for items included in segment and All Other and Corporate operating profit: (b)
Equity earnings in affiliates	(93.2)	(72.3)	29%
Divested business (d)	—	11.2	NM
Minority interest from segment operations (g)	67.8	70.7	-4%
Eliminations (e)	(118.9)	(104.1)	NM
Interest expense	(103.1)	(62.1)	66%
Items excluded from segment operations (h)	7.8	178.8	NM

Income before income taxes, minority interest, equity earnings in affiliates and discontinued operations	$1,015.0	$1,273.7	-20%

Depreciation & Amortization:

Payment Services	$56.5	$49.9	13%
Merchant Services	188.9	169.1	12%
Card Issuing Services	131.3	121.4	8%
All Other and Corporate	13.6	13.6	0%
Divested business	—	2.7	NM

Consolidated depreciation & amortization	$390.3	$356.7	9%

(See accompanying notes)

FIRST DATA CORPORATION

NOTES TO FINANCIAL SCHEDULES

(Unaudited)

(a)	Discontinued operations consist of NYCE.

(b)	Reconciles the total segment and All Other and Corporate revenue to consolidated revenue or total segment and All Other and Corporate operating profit to income before income taxes, minority interest, equity earnings in affiliates and discontinued operations as reported on the Consolidated Statements of Income.

(c)	Excludes equity losses that were recorded in expense of $0.2 million and $0.8 million for the three and six months ended June 30, 2005 and $1.7 million and $2.1 million for the three and six months ended June 30, 2004, respectively, and the amortization related to the excess of the investment balance over the Company’s proportionate share of the investee’s net book value for 2005 and 2004.

(d)	The Company sold its 67% owned subsidiary, Global Cash Access, (“GCA”) in March 2004. Revenue and operating profit associated with GCA are excluded from segment results.

(e)	Represents elimination of adjustment to record Payment Services segment revenues and operating profit on a pretax equivalent basis and elimination of intersegment revenue.

(f)	Segment and All Other and Corporate operating profit includes interest income, minority interest from segment operations, equity earnings in affiliates net of related amortization expense and the allocation of corporate overhead. Segment and All Other and Corporate operating profit excludes items discussed in note (h) below and interest expense.

(g)	Minority interest from segment operations excludes minority interest attributable to items excluded from segment operations discussed in note (h) below.

(h)	Items, other than interest expense, excluded from segment operations consist of the following:

(in millions)	Three months ended June 30, 2005	Six months ended June 30, 2005
Restructuring, net	$(10.2)	$(10.2)	Restructuring charges of $11.7 million were recorded in the three months ended June 30, 2005, partially offset with reversals of excess restructuring accruals of $1.5 million for the three months.
Impairments	(0.2)	0.8	A gain was recorded for the six months ended June 30, 2005 due to the subsequent sale of assets previously impaired, partially offset by an impairment of software.
Litigation and regulatory settlements	—	(0.1)	Charges recorded during the six months ended June 30, 2005 relate to a regulatory settlement of $1.5 million in the Payment Services segment offset by the reversal of an unutilized reserve established in 2000 for the settlement of a lawsuit also in the Payment Services segment.
Investment gains and (losses)	(0.6)	22.2	A gain of $21.4 million on the sale of CheckFree Corporation common stock was recorded during the six months ended June 30, 2005 as well as the sale and impairment of other strategic investments.
Divestitures, net	0.2	6.5	A gain on the sale of a small business was recorded and certain excess divestiture accruals were reversed due to the expiration of certain contingencies during the three and six months ended June 30, 2005.
Other	(11.4)	(11.4)	Other charges relate to inaccurate allocations among clients of pass through billings, the majority of which related to 2004.

	(22.2)	7.8
Minority interest	—	—

	$(22.2)	$7.8

(in millions)	Three months ended June 30, 2004	Six months ended June 30, 2004
Restructuring, net	$(4.6)	$(36.8)	Restructuring charges of $5.9 million and $38.2 million were recorded in the three and six months ended June 30, 2004, offset with reversals of excess restructuring accruals of $1.3 million and $1.4 million for three and six months, respectively.
Impairments	(1.2)	(6.9)	Impairment charges were recorded for the three and six months ended June 30, 2004 related primarily to software and goodwill as a result of business restructuring.
Litigation and regulatory settlements	(15.4)	(15.4)	A litigation charge of $15.4 million was recorded in the second quarter related to the anticipated settlement of a lawsuit.
Investment gains and (losses)	(0.4)	(2.2)	Investment losses primarily related to e-commerce businesses and strategic investments.
Divestitures, net	—	265.1	Divestitures related to the gain on the sale of GCA and the release of $1.3 million of divestiture accruals related to the expiration of certain contingencies.
Other	—	(25.0)	Other related to adjustments for TeleCheck accounting entries that originated primarily during 2002 and 2003.

	(21.6)	178.8
Minority interest	7.9	14.0

	$(13.7)	$192.8

NM = Not meaningful.

FIRST DATA CORPORATION

FINANCIAL TRANSACTION PROCESSING

KEY INDICATORS

(Unaudited)

(in millions)

	2005	2004	Change
At June 30,
Card accounts on file
Domestic cards	419.5	385.6	9%
International cards	32.0	31.4	2%

Total	451.5	417.0	8%

For the Three Months Ended June 30:

Payment Services transactions:

Consumer-to-consumer money transfer (a)	28.75	23.92	20%

Consumer-to-business (b)	39.01	35.93	9%

North America merchant transactions (c)	5,855.5	5,164.0	13%

North America issuer transactions (d)	1,994.1	1,900.4	5%

For the Six Months Ended June 30:

Payment Services transactions:

Consumer-to-consumer money transfer (a)	54.09	45.48	19%

Consumer-to-business (b)	78.60	72.44	9%

North America merchant transactions (c)	11,131.2	8,989.8	24%

North America issuer transactions (d)	3,833.6	3,064.7	25%

(a)	Consumer-to-consumer money transfer transactions include North America and international consumer money transfer services.
(b)	Consumer-to-business transactions include Quick Collect, EasyPay, PhonePay, Paymap’s Just-in-Time and Equity Accelerator services, and E Commerce Group’s Speedpay transactions directly processed by E Commerce Group.
(c)	North America merchant transactions include acquired VISA and MasterCard credit and signature debit, PIN-debit, electronic benefits transactions (“EBT”), and processed-only or gateway customer transactions at the point of sale (“POS”). North America merchant transactions also include acquired ATM transactions, gateway transactions at ATMs, and STAR PIN-debit POS transactions received from other acquirers.
(d)	North America issuer transactions include VISA and MasterCard signature debit, STAR ATM, STAR PIN-debit POS, and ATM and PIN-debit POS gateway transactions.

FIRST DATA CORPORATION

SUPPLEMENTAL METRICS

(Unaudited)

2005
At June 30,
Card accounts on file (in millions):
Bankcard	110.7
Retail	243.4
Debit	97.4

Total	451.5

For the Three Months Ended June 30:

Money transfer and bill payment:
Revenue growth	14%
Operating profit growth	19%

Money transfer:
U.S. consumer-to-consumer same store sales transaction growth (a)	14%
International transaction growth	26%
International revenue growth	20%
Mexico transaction growth	19%
Mexico revenue growth	20%

Consolidated financial metrics (in millions):
Capital expenditures	$88
Dividends	$47

For the Six Months Ended June 30:

Money transfer and bill payment:
Revenue growth	13%
Operating profit growth	17%

Money transfer:
U.S. consumer-to-consumer same store sales transaction growth (a)	13%
International transaction growth	25%
International revenue growth	20%
Mexico transaction growth	18%
Mexico revenue growth	18%

Consolidated financial metrics (in millions):
Capital expenditures	$194
Dividends	$63

(a)	Includes U.S. outbound